Summary Prospectus March 1, 2015 as amended November 2, 2015

Franklin
All Cap Value Fund

Franklin
Value Investors Trust

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated March 1, 2015, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class C	Class R	Advisor Class
FRAVX	Pending	Pending	Pending

The Board of Trustees recently approved a proposal to reorganize Franklin All Cap Value Fund (All Cap Value Fund), with and into Franklin Small Cap Value Fund (Small Cap Value Fund), each a series of Franklin Value Investors Trust.

It is anticipated that in the January 2016 shareholders of the All Cap Value Fund will receive a Proxy and Prospectus/Proxy Statement requesting their votes on the reorganization. If approved by All Cap Value Fund shareholders, the transaction is currently expected to be completed on or about April 1, 2016.

Effective at the close of market (1:00 p.m. Pacific time or close of the New York Stock Exchange, whichever is earlier) on December 10, 2015, the Fund will be closed to all new investors except as noted below. Existing investors who had an open and funded account on December 10, 2015 can continue to invest in the Fund through exchanges and additional purchases after such date. The following categories of investors may continue to open new accounts in the Fund after the close of market on December 10, 2015, (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of market on December 10, 2015, and (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the Fund was available to participants prior to the close of market on December 10, 2015. The All Cap Value Fund will not accept any additional purchases after the close of market on March 24, 2016. All Cap Value Fund reserves the right to change this policy at any time.

Investment Goal

Long-term total return.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 105 in the Fund's Prospectus and under “Buying and Selling Shares” on page 49 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None[1]	1.00%	None	None

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Investments of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Advisor Class
Management fees	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.30%	1.00%	0.50%	None
Other expenses	0.37%	0.37%	0.37%	0.37%
Total annual Fund operating expenses	1.42%	2.12%	1.62%	1.12%
Fee waiver and/or expense reimbursement[1]	-0.17%	-0.17%	-0.17%	-0.17%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1]	1.25%	1.95%	1.45%	0.95%

1. The investment manager has contractually agreed to waive or assume certain expenses so that expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) for each class of the Fund do not exceed 0.95%, until at least February 29, 2016. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the term set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waiver and/or expense reimbursement by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 695	$ 983	$ 1,291	$ 2,165
Class C	$ 298	$ 648	$ 1,123	$ 2,438
Class R	$ 148	$ 495	$ 865	$ 1,908
Advisor Class	$ 97	$ 339	$ 600	$ 1,348
If you do not sell your shares:
Class C	$ 198	$ 648	$ 1,123	$ 2,438

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29.81% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund predominantly invests in equity securities of companies of any size that the Fund’s investment manager believes are undervalued at the time of purchase and have the potential for capital appreciation. The Fund invests predominantly in common stocks. A stock price is undervalued, or is a “value,” when it is less than the price at which the investment manager believes it would trade if the market reflected all factors relating to the company’s worth. In choosing investments that are undervalued, the Fund’s investment manager focuses on companies that it believes have one or more of the following characteristics: stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales; recent sharp price declines but the potential for good long-term earnings prospects; and valuable intangibles not reflected in the stock price.

The types of companies the Fund may invest in include those that may be considered out of favor, such as companies attempting to recover from bankruptcy, business setbacks or adverse events (turnarounds) or cyclical downturns, or that may be considered potential takeover targets.

The Fund may invest up to 25% of its total assets in foreign securities.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market   The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Cyclical stocks in which the Fund may invest tend to lose value more quickly in periods of anticipated economic downturns than non-cyclical stocks. Companies that may be considered out of favor, particularly companies emerging from bankruptcy, may tend to lose value more quickly in periods of anticipated economic downturns, may have difficulty retaining customers and suppliers and, during economic downturns, may have difficulty paying their debt obligations or finding additional financing.

Smaller and Midsize Companies   Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, smaller and midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	Q2'09	18.18%
Worst Quarter:	Q4'08	-23.07%

Average Annual Total Returns
(figures reflect sales charges)

For the periods ended December 31, 2014

	1 Year	5 Years	Since Inception 06/01/2007
Franklin All Cap Value Fund - Class A
Return Before Taxes	-3.29%	11.21%	3.46%
Return After Taxes on Distributions	-4.10%	10.96%	3.26%
Return After Taxes on Distributions and Sale of Fund Shares	-1.26%	8.93%	2.69%
Franklin All Cap Value Fund - Class C	0.92%	11.74%	3.55%
Franklin All Cap Value Fund - Class R	2.35%	12.29%	4.07%
Franklin All Cap Value Fund - Advisor Class	2.99%	12.86%	4.60%
Russell 3000® Value Index (index reflects no deduction for fees, expenses or taxes)	12.70%	15.34%	4.68%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisory Services, LLC (Advisory Services)

Portfolio Managers

Steven B. Raineri   Vice President of Advisory Services and portfolio manager of the Fund since inception (2007).

Donald G. Taylor, CPA   President and Chief Investment Officer of Advisory Services and portfolio manager of the Fund since inception (2007).

Bruce C. Baughman, CPA   Senior Vice President of Advisory Services and portfolio manager of the Fund since inception (2007).

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A, C and R, the minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan). Advisor Class is only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Advisor Class" in the Fund's prospectus.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin All Cap Value Fund

Investment Company Act file #811-05878
© 2015 Franklin Templeton Investments. All rights reserved.
448 PSUM 11/15	00070370